UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2011 (July 7, 2011)

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The Indenture Relating to the New Notes

On July 7, 2011, Primus Telecommunications Holding, Inc. (the “Issuer”), a subsidiary of Primus Telecommunications Group, Incorporated (the “Company”), in connection with the consummation of the previously announced private (i) exchange offers (the “Exchange Offers”) for any and all outstanding Units representing 13% Senior Secured Notes due 2016 (the “13% Notes”) issued by the Issuer and Primus Telecommunications Canada Inc., a subsidiary of the Company (“Primus Canada”), and 14.25% Senior Subordinated Secured Notes due 2013 (the “14.25% Notes”) issued by Primus Telecommunications IHC, Inc., a subsidiary of the Company (“IHC”), and (ii) consent solicitation (the “Consent Solicitation”) to amend the indenture governing the 13% Notes and release the collateral securing the 13% Notes, issued $240,230,710 aggregate principal amount of 10.00% Senior Secured Notes due 2017 (the “New Notes”). The New Notes were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only (i) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), (ii) outside the United States, to persons who are not “U.S. persons” (as defined in Regulation S under the Securities Act), and (iii) to “institutional accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act).

The New Notes are governed by an indenture, dated as of July 7, 2011 (the “New Notes Indenture”), by and among the Issuer, the guarantors of the New Notes named therein, including the Company (the “Guarantors”), and U.S. Bank National Association, as trustee and collateral trustee. The New Notes bear interest at a rate of 10.00% per annum, payable semi-annually in arrears in cash on April 15 and October 15 of each year, commencing October 15, 2011. The New Notes will mature on April 15, 2017.

The New Notes and related guarantees are secured by a pledge of and first lien security interest in (subject to certain exceptions) substantially all of the assets of the Issuer and the Guarantors, including a first-priority pledge of all of the capital stock held by the Issuer, the Guarantors and each subsidiary of the Company that is a foreign subsidiary holding company (which pledge, in the case of the capital stock of each non-U.S. subsidiary and each subsidiary of the Company that is a foreign subsidiary holding company is limited to 65% of the capital stock of such subsidiary).

The New Notes rank senior in right of payment to existing and future subordinated indebtedness of the Issuer and the Guarantors. The New Notes rank equal in right of payment with all existing and future senior indebtedness of the Issuer and the Guarantors. The New Notes rank junior to any priority lien obligations entered into by the Issuer or the Guarantors in accordance with the New Notes Indenture.

Prior to March 15, 2013, the Issuer may redeem up to 35% of the aggregate principal amount of the New Notes at the redemption premium of 110.00% of the principal amount of the New Notes redeemed, plus accrued and unpaid interest, with the net cash proceeds of certain equity offerings. Prior to March 15, 2013, the Issuer may redeem some or all of the New Notes at a make-whole premium as set forth in the New Notes Indenture. On or after March 15, 2013, the Issuer may redeem some or all of the New Notes at a premium that will decrease over time as set forth in the New Notes Indenture, plus accrued and unpaid interest.

Upon the occurrence of certain Changes of Control (as defined in the New Notes Indenture) with respect to the Company, the Issuer must give holders of the New Notes an opportunity to sell their New Notes to the Issuer at a purchase price of 101% of the principal amount of such New Notes, plus accrued and unpaid interest, if any, to the date of purchase. If the Company or any of its restricted subsidiaries sells certain assets and does not use all of the net proceeds of such sale for specified purposes, the Issuer may be required to use the remaining net proceeds from such sale to offer to repurchase some of the New Notes at 100% of their principal amount, plus accrued and unpaid interest.

The New Notes Indenture contains covenants that, subject to certain exceptions, limit the ability of each of the Company and its restricted subsidiaries to, among other things: (i) incur additional indebtedness; (ii) pay dividends on, repurchase or make distributions in respect of the Company’s capital stock or make other restricted payments; (iii) make certain investments; (iv) sell, transfer or otherwise convey certain assets; (v) create certain liens; (vi) designate future subsidiaries as unrestricted subsidiaries; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and (viii) enter into certain transactions with affiliates. The New Notes Indenture contains other customary terms, including, but not limited to, events of default, which, if any of them occurs, would permit or require the principal, premium, if any, and interest, if any, on all of the then outstanding New Notes to be due and payable immediately.

Under the New Notes Indenture, either the Issuer or any Guarantor may incur additional senior secured debt, equal in right of payment to the New Notes, in the future that is subject to security interests in the same collateral as the New Notes and the related guarantees, in an aggregate principal amount outstanding (including the aggregate principal amount outstanding under the New Notes) equal to 2.25 times consolidated EBITDA of the Company for the prior four fiscal quarters.

The Issuer has no obligation or intention to register the New Notes for resale under the Securities Act or the securities laws of any other jurisdiction or to offer to exchange the New Notes for securities registered under the Securities Act or the securities laws of any other jurisdiction.

Copies of the New Notes Indenture and the form of the New Notes are filed herewith as Exhibits and incorporated in this Item 1.01 by reference. The foregoing description of the New Notes Indenture and the New Notes is qualified in its entirety by reference to the full text of such documents or forms of such documents.

The Supplemental Indenture Relating to the 13% Notes

On July 5, 2011, the Company and certain of its subsidiaries entered into the supplemental indenture (the “Supplemental Indenture”), by and among the Issuer, Primus Canada, the guarantors named therein, including the Company, The Bank of New York Mellon, as trustee, U.S. Bank National Association, as U.S. collateral trustee, and Computershare Trust Company of Canada, as Canadian collateral trustee. The Supplemental Indenture amends the indenture, dated as of December 22, 2009 (as supplemented, the “13% Notes Indenture”), by and among the Issuer, Primus Canada, the guarantors named therein, including the Company, The Bank of New York Mellon, as trustee, U.S. Bank National Association, as U.S. collateral trustee, and Computershare Trust Company of Canada, as Canadian collateral trustee, relating to the Issuer and Primus Canada’s 13% Notes, by eliminating most restrictive covenants and certain events of default in the 13% Notes Indenture and releasing the collateral from the liens securing the 13% Notes (the “Amendments and Lien Release”). The Supplemental Indenture became effective on July 7, 2011 upon consummation of the Exchange Offers and Consent Solicitation.

The Amendments and Lien Release change the terms of the 13% Notes Indenture as follows:

The Supplemental Indenture eliminates the following covenants from the 13% Notes Indenture:

Existing Section	Caption

Section 3.08	Offer to Purchase by Application of Excess Proceeds.
Section 4.03	Reports.
Section 4.04	Compliance Certificate.
Section 4.07	Restricted Payments.
Section 4.08	Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.
Section 4.09	Incurrence of Indebtedness and Issuance of Disqualified Stock.
Section 4.10	Asset Sales.
Section 4.11	Transactions with Affiliates.
Section 4.12	Liens.
Section 4.13	Business Activities.
Section 4.15	Offer to Repurchase Upon Change of Control.
Section 4.16	Payments for Consent.
Section 4.17	Additional Note Guarantees.
Section 4.20	Excess Cash Flow Offer.

In addition, the Supplemental Indenture eliminates certain Events of Default (Section 6.01) relating to: (i) certain of the deleted covenants and restrictions referenced above (Section 6.01(3)); (ii) cross-defaults, judgments and orders (Sections 6.01(5) and 6.01(6)); (iii) failures with respect to enforceability or priority of the liens relating to the collateral or guarantees (Sections 6.01(7) and 6.01(8)); and (iv) bankruptcy or insolvency events (Sections 6.01(9) and 6.01(10)).

The Supplemental Indenture also eliminates the following provisions relating to collateral from the 13% Notes Indenture:

Existing Section	Caption

Section 12.02	Security Documents.
Section 12.03	Collateral Trustee.
Section 12.04	Release of Liens and Guarantees in Respect of Notes.
Section 12.05	Equal and Ratable Sharing of Collateral by Holders of Parity Lien Debt.
Section 12.06	Ranking of U.S. Parity Liens.
Section 12.07	Ranking of Canadian Parity Liens.
Section 12.08	Relative Rights.
Section 12.09	Further Assurances.
Section 12.10	Application of Proceeds.

The Supplemental Indenture also, with respect to the 13% Notes Indenture: (i) adds a new Section 2.14 to allow the Issuer, Primus Canada or their affiliates to freely transfer 13% Notes they have acquired or may acquire; (ii) amends and restates in its entirety Section 5.01 (Merger, Consolidation or Sale of Assets) to limit the Company, the Issuer and Primus Canada from effecting a consolidation, merger or conveyance of all or substantially all of the assets of the Company, the Issuer, Primus Canada or their respective restricted subsidiaries, subject to certain exceptions; (iii) amends and restates in its entirety Section 12.01 (Security Interest) to provide that all liens on collateral are released and direct the collateral agent to execute instruments evidencing such release; and (iv) makes certain other changes that are of a technical or conforming nature to take into account the foregoing deletions and amendments to the 13% Notes Indenture.

A copy of the Supplemental Indenture is filed herewith as an Exhibit and incorporated in this Item 1.01 by reference. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of such document.

Item 1.02.	Termination of a Material Definitive Agreement.

On July 7, 2011, IHC satisfied and discharged the indenture, dated as of February 26, 2007 (as supplemented, the “14.25% Notes Indenture”), by and among IHC, as issuer, the guarantors named therein, including the Company, and U.S. Bank National Association, as trustee (the “Trustee”), relating to IHC’s 14.25% Notes. The 14.25% Notes Indenture provides that the 14.25% Notes Indenture may be satisfied and discharged and thereupon cease to be of further effect (subject to certain exceptions) when, among other things, all 14.25% Notes not theretofore delivered to the Trustee for cancellation are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of IHC.

The satisfaction and discharge of the 14.25% Notes Indenture occurred in connection with the consummation of the Exchange Offers and Consent Solicitation and the redemption of unexchanged 14.25% Notes, pursuant to which all of the 14.25% Notes previously authenticated and delivered were delivered to the Trustee for cancellation or called for redemption. The consummation of the Exchange Offers and Consent Solicitation and redemption of unexchanged 14.25% Notes are described below in Item 8.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On July 7, 2011, the Company issued a press release announcing the consummation of the previously announced Exchange Offers and Consent Solicitation. In exchange for all 13% Notes and 14.25% Notes validly tendered (and not validly withdrawn) and accepted for exchange in the Exchange Offers, the Issuer issued $228,605,680 aggregate principal amount of New Notes. Pursuant to the terms and conditions of the support agreement that the Company and certain of its subsidiaries entered into with certain holders of 13% Notes (the “Supporting Holders”), the Issuer issued and sold, and certain Supporting Holders collectively purchased, $11,625,030 aggregate principal amount of additional New Notes. In addition, IHC has called for redemption, at par, $11,625,030 aggregate principal amount of 14.25% Notes, representing all 14.25% Notes not tendered for exchange (or, if tendered for exchange, validly withdrawn) or not accepted for exchange in the Exchange Offers. The redemption date is August 7, 2011. Upon settlement of the Exchange Offers and Consent Solicitation and the related transactions, including the redemption of unexchanged 14.25% Notes and the issuance of additional New Notes, (i) the aggregate principal amount of New Notes is $240,230,710, (ii) Units representing $2,403,000 aggregate principal amount of 13% Notes remains outstanding, and (iii) IHC satisfied and discharged all of its obligations under the indenture governing the 14.25% Notes.

Further information may be found in the Company’s press release, dated July 7, 2011, filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of July 7, 2011, by and among the Issuer, the guarantors named therein, and U.S. Bank National Association, as trustee and collateral trustee, relating to the New Notes.

4.2	Form of New Note issued by the Issuer (included in Exhibit 4.1).

Exhibit No.	Description

4.3	Supplemental Indenture, dated as of July 5, 2011, by and among the Issuer, Primus Canada, the guarantors named therein, The Bank of New York Mellon, as trustee, U.S. Bank National Association, as U.S. collateral trustee, and Computershare Trust Company of Canada, as Canadian collateral trustee, supplementing the 13% Notes Indenture.

99.1	Press Release, dated July 7, 2011, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: July 7, 2011	By:	/s/ James C. Keeley
James C. Keeley
Corporate Controller and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of July 7, 2011, by and among the Issuer, the guarantors named therein, and U.S. Bank National Association, as trustee and collateral trustee, relating to the New Notes.

4.2	Form of New Note issued by the Issuer (included in Exhibit 4.1).

4.3	Supplemental Indenture, dated as of July 5, 2011, by and among the Issuer, Primus Canada, the guarantors named therein, The Bank of New York Mellon, as trustee, U.S. Bank National Association, as U.S. collateral trustee, and Computershare Trust Company of Canada, as Canadian collateral trustee, supplementing the 13% Notes Indenture.

99.1	Press Release, dated July 7, 2011, issued by the Company.

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